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Exhibit 10(b)

                         THIRD AMENDMENT

                        KAMAN CORPORATION
                         CASH BONUS PLAN

           (Amended and Restated as of January 1, 2002)


     WHEREAS, Kaman Corporation (the "Corporation") has previously adopted a Cash Bonus Plan (Amended and Restated as of January 1, 2002), a First Amendment thereto dated February 12,
2002 and a Second Amendment thereto dated March 21, 2003
(collectively, the "Plan"); and

     WHEREAS, the Board of Directors of the Corporation approved a further amendment to the Plan on April 20, 2004 to provide that the Plan formula applicable to corporate management utilize additional criteria including performance against budget and a greater emphasis on individual performance;

     NOW THEREFORE, the Plan is amended as follows:

     1. Section 7 of the Plan is hereby deleted and replaced in its entirety by the following:

     7.  Performance Objectives for Corporate Participants.

     a. Applicability. The provisions of this Section 7 shall apply to Corporate Participants, i.e. Participants who are employed by Kaman Corporation at its headquarters location. Furthermore, the provisions of Section 6 hereof shall not apply to Corporate Participants.

     b. In General. The Modified Target Bonus Opportunity for Corporate Participants shall be calculated solely based upon the consolidated financial performance of the Company and individual Participant performance using (i) growth in earnings per share ("EPS Growth"), (ii) return on total capital ("ROI"), (iii) pre-tax profits measured against budget ("Budget Performance") and individual Participant performance against stated goals ("Individual Performance") as the performance goals. EPS Growth and ROI performance are determined by comparing the EPS Growth and ROI performance of the Company for the applicable Award Year with comparable numbers for the Russell 2000 index averaged over the prior 5 year period. For example, for Award Year 2004, the numbers for the Company for EPS Growth and ROI will be compared index averaged for 1999 - 2003. Budget Performance is determined

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by comparing the Company's pre-tax profits for the applicable
Award Year with the Company's budgeted pre-tax profits for such Award Year utilizing the Company's original budget for such Award Year as approved by the Board, without regard to any modifications of such budget following initial Board approval (the "Original Budget"). Individual Performance is to be determined in relation to goals for the applicable Award Year as may be determined by the Personnel and Compensation Committee. This Section 7 describes the approach to be followed in determining the Modified Target Bonus Opportunity for Corporate Participants. Without limiting the authority provided by Section 10(b), the Plan Administrators are authorized to prescribe reasonable rules of operation and to resolve any ambiguities or matters of interpretation, provided such rules and interpretations are consistent with the approach provided herein. Furthermore, the Personnel and Compensation Committee is authorized to include or exclude special items in determining the Company's EPS Growth, ROI performance, Budget Performance and/or Individual Performance, provided that the approach taken is followed consistently from year to year.

     c. EPS Growth. The EPS Growth for the Company for the Award Year will be calculated. Calculations of average EPS Growth for the Russell 2000 for the prior five (5) years shall also be made, and percentile rankings shall be developed. The Personnel and Compensation Committee shall establish percentages of initial target bonus opportunity earned for EPS Growth corresponding to the various percentile rankings. The percent of the Initial Target Bonus Opportunity earned for EPS Growth for an Award Year shall be determined by the Plan Administrators based upon the percentile ranking of the Company.

     d. Return on Total Capital. The ROI for the Company for the Award Year will be calculated. Calculations of average ROI for the Russell 2000 for the prior five (5) years shall also be made, and percentile rankings shall be developed. The Personnel and Compensation Committee shall establish percentages of initial target bonus opportunity earned for ROI corresponding to the various percentile rankings. The percent of the Initial Target Bonus Opportunity earned for ROI for an Award Year shall be determined by the Plan Administrators based upon the percentile ranking of the Company.

     e. Budget Performance. The consolidated pre-tax profits of the Company for the Award Year shall be compared with the Original Budget. The Personnel and Compensation Committee shall established percentages of Initial Target Bonus Opportunity earned for achieving 100% or more or less of consolidated pre-tax

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profits in the Original Budget.  The percent of the Initial
Target Bonus Opportunity earned for Budget Performance for an
Award Year shall be determined by the Plan Administrators.

     f. Individual Performance. The Personnel and Compensation Committee shall establish individual performance goals for the applicable Award Year for all Corporate Participants and establish percentages of Initial Target Bonus Opportunity earned for achieving such individual goals. The Plan Administrators shall determine the percent of Initial Target Bonus Opportunity earned for Individual Performance for the Award Year with respect to each Corporate Participant.

     g. Percentile Calculations. The percentile ranking of the Company must be at least 25th for EPS Growth in order to generate a percentage of Initial Target Bonus Opportunity earned for EPS Growth. The percentile ranking of the Company must be at least 25th for ROI in order to generate a percentage of Initial Target Bonus Opportunity earned for ROI. If the Company is in at least the 75th percentile for either category (EPS Growth or ROI), it will generate the maximum award with respect to that category.
In making calculations hereunder for Budget Performance, no percentage of Initial Target Bonus Opportunity shall be awarded if pre-tax profits for the Award Year are less than 70% of the Original Budget. The Personnel and Compensation Committee may, but shall not be required to, extend the maximum award earned for EPS Growth, ROI, or Budget Performance from 100% to a larger percentage. In making calculations and determinations hereunder for Budget Performance, in no event will the 25th percentile for EPS Growth or ROI for the Russell 2000 5 year average be considered to be less than zero.

     h. Computation of Modified Target Bonus Opportunity. The percentages of Initial Target Bonus Opportunity earned for EPS Growth, ROI, Budget Performance and Individual Performance determined in accordance with the foregoing, shall be added together. This combined percentage may be greater than 100%. This combined percentage, when multiplied by a Corporate Participant's Initial Target Bonus Opportunity, shall equal the Corporate Participant's Modified Target Bonus Opportunity.

     i. Factor Weightings. Attachment B sets forth the factor weightings established by the Personnel and Compensation Committee for the 2004, 2005, 2006 and subsequent Award Years. As set forth in Attachment B, the factor weightings for EPS Growth, ROI and Budget Performance shall aggregate 100% and the factor weighting for Individual Performance shall be an additional 10%. Otherwise, Attachment B is subject to

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modification from time to time by the Personal and Compensation
Committee as the Committee carries out the provisions of this
Section 7.

     2. Effective Date. This Amendment shall take effect beginning with the 2004 Award Year.

     3. Capitalized Terms. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

     4. Full Force and Effect. Except as modified and amended by this document, the Plan remains in full force and effect.

     IN WITNESS WHEREOF, Kaman Corporation has caused this Third
Amendment to be executed this 3rd day of August, 2004.

ATTEST:                       KAMAN CORPORATION



/s/ Candace A. Clark             By: /s/ Robert M. Garneau
-------------------------        --------------------------------
Its: Executive Vice President and
     Chief Financial Officer

























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                             ATTACHMENT B
                             ------------

              CASH BONUS PLAN - CORPORATE PARTICIPANTS

                          FACTOR WEIGHTINGS


                                    Minimum         Target          Maximum
                                        % of            % of             % of
             Measure-  Weight- Perform- Target Perform- Target Perform-  Target
     Factor  ment      ing     ance     Award  ance     Award  ance      Award
-------------------------------------------------------------------------------
2004 Per-    Per-       70%    70%      0      95-100%  70     135%      140
     form-   form-             Perf.           Perf.           Perf.
     ance    ance on           Vs.             Vs.             Vs.
     Vs.     a % of            Budget          Budget          Budget
     Budget  Budget
-------------------------------------------------------------------------------
     Growth  Actual     15%    25th     0      50th     15     75th       30
     in EPS  Vs.               Per-            Per-            Per-
             Russell           centile         centile         centile
             2000
             5-year
             average
-------------------------------------------------------------------------------
     Return  Actual     15%    25th     0      50th     15     75th       30
     on      Vs.               Per-            Per-            Per-
     Capital Russell           centile         centile         centile
             2000 5-year
             average
-------------------------------------------------------------------------------
     Other   Developed  10%             0               10                10
     Objec-  Annually
     tives
===============================================================================
2005 Per-    Per-       50%    70%      0      95-100%  50     135%      100
     form-   form-             Perf.           Perf.           Perf.
     ance    ance              Vs.             Vs.             Vs.
     Vs.     on a %            Budget          Budget          Budget
     Budget  of Budget
-------------------------------------------------------------------------------
     Growth  Actual     25%    25th     0      50th     25     75th       50
     in EPS  Vs.               Per-            Per-            Per-
             Russell           centile         centile         centile
             2000
             5-year
             average
-------------------------------------------------------------------------------
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                                    Minimum         Target          Maximum
                                        % of            % of             % of
             Measure-  Weight- Perform- Target Perform- Target Perform-  Target
     Factor  ment      ing     ance     Award  ance     Award  ance      Award
-------------------------------------------------------------------------------

     Return  Actual    25%    25th     0      50th     25     75th       50
     on      Vs.              Per-            Per-            Per-
     Capital Russell          centile         centile         centile
             2000
             5-year
             average
-------------------------------------------------------------------------------
     Other   Developed 10%             0               10                10
     Objec-  Annually
     tives
===============================================================================
2006 Per-    Per-      34%    70%      0      95-100%  34     135%       68
     form-   form-            Perf.           Perf.           Perf.
     ance    ance             Vs.             Vs.             Vs.
     Vs.     on a %           Budget          Budget          Budget
     Budget  of Budget
-------------------------------------------------------------------------------
     Growth  Actual    33%    25th     0      50th     33     75th       66
     in EPS  Vs.              Per-            Per-            Per-
             Russell          centile         centile         centile
             2000
             5-year
             average
-------------------------------------------------------------------------------
     Return  Actual    33%    25th     0      50th     33     75th       66
     on      Vs.              Per-            Per-            Per-
     Capital Russell          centile         centile         centile
             2000
             5-year
             average
-------------------------------------------------------------------------------
     Other   Developed 10%             0               10                10
     Objec-  Annually
     tives
-------------------------------------------------------------------------------





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